Exhibit 10.11

June 29, 2006

OMP, Inc.

310 Golden Shore, Suite 100

Long Beach, California 90802

Obagi Medical Products, Inc.

310 Golden Shore, Suite 100

Long Beach, California  90802

Re:	Retail Lease Agreement (the “Lease”) Executed Contemporaneously Herewith By and Between Skin Health Properties, Inc., as Landlord, and OMP, Inc. (“OMP”), as Tenant

Gentlemen:

In connection with the Lease, the undersigned expressly acknowledge and agree as follows:

1)  that OMP has heretofore paid to the undersigned (or some constituent party thereof) the sum of One Million Eight Hundred Seventeen Thousand One Hundred Eleven and No/100 Dollars ($1,817,111) in respect of the performance of Leasehold Improvements (as defined in the Lease), and that OMP’s sole obligation and liability with respect to the performance of, and the payment for, the Leasehold Improvements is the payment of such $1,817,111, and that, regardless of the actual cost of the Leasehold Improvements or any costs incurred in connection therewith, Tenant shall not owe or be required to pay to any contractor performing any of the Leasehold Improvements, or to any of the undersigned, any additional amounts or any amount in excess of said $1,817,111 heretofore paid (“Excess Leasehold Improvement Expenses”); it being agreed that the undersigned do, jointly and severally, hereby indemnify and agree to hold OMP harmless with respect to any Excess Leasehold Improvement Expenses;

2)  that OMP desired management and control over the performance of the Leasehold Improvements and for that reason OMP entered into a construction contract with Legacy Construction (the “Construction Contract”) notwithstanding the fact that OMP had no leasehold or other possessory interest in the Premises at the time of its entering into the Construction Contract, and the undersigned is not a party to, nor has the undersigned ever been given the opportunity to review or approve prior to execution of, the Construction Contract and/or any amendments thereto;

3)  that several change orders and other deviations with respect to the Leasehold Improvements were approved by OMP pursuant to the Construction Contract, but were not approved or signed by the undersigned and in some cases were (and continue to be) disputed by the undersigned (collectively, the “Questioned Change Orders”), including but not limited to some of the change orders set forth in the Schedule of Costs attached as Exhibit C to the Lease;

4)  that notwithstanding the foregoing or anything to the contrary contained herein or in the Lease, OMP shall be responsible for assisting the undersigned in disputing and resolving such Questioned Change Orders and shall use commercially reasonable efforts and due diligence in furtherance of same, and OMP shall not resolve such dispute(s) without the undersigned’s prior written consent;

5)  that OMP shall use commercially reasonable efforts and due diligence to enforce any and all warranties and guarantees in favor of OMP under the Construction Contract, for the benefit of the undersigned, and shall assign such warranties and guarantees to the undersigned if necessary and/or expedient; and

6)  that OMP has heretofore paid to the undersigned (or some constituent party thereof) the sum of Three Hundred Seventy-Nine Thousand Eight Hundred Thirty-Two and No/100 Dollars ($379,832) as prepaid rental under the Lease, and that such prepaid rental fully satisfies all amounts owing or becoming payable under the Lease.

SKIN HEALTH PROPERTIES, INC.

By:	/s/ Zein E. Obagi, M.D.
Zein E. Obagi, M.D., President

ZSO, LP

By:	/s/ Samar Obagi
Samar Obagi, General Partner

ZEIN E. OBAGI, M.D., INC.

By:	/s/ Zein E. Obagi, M.D.
Zein E. Obagi, M.D., President

/s/ Zein E. Obagi, M.D.
ZEIN E. OBAGI, M.D.

ZEIN AND SAMAR OBAGI FAMILY TRUST

By:	/s/ Samar Obagi
Samar Obagi, Trustee

/s/ Samar Obagi
SAMAR OBAGI

{Signatures continue on following page}

AGREED TO AND ACCEPTED BY:

The undersigned hereby acknowledge their agreement with and acceptance of the foregoing terms and conditions:

OMP, INC.,
a Delaware corporation

By:	/s/ Steve Carlson	Dated: June 29, 2006
Steve Carlson, CEO and President

OBAGI MEDICAL PRODUCTS, INC.,
a Delaware corporation

By:	/s/ Steve Carlson	Dated: June 29, 2006
Steve Carlson, CEO and President